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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 2003

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    333-63769               38-3423227
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                         49441
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code                  231-780-1800


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

          Informational Release. On September 29, 2003, Community Shores Bank Corporation issued a press release reporting a change in the organizational structure of its bank subsidiary. A copy of the press release is attached as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                      Description
--------------                      -----------

99.1 Press release of Community Shores Bank Corporation reporting a change in the organizational structure of its bank subsidiary.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                           -------------------------------------
                                                Tracey A. Welsh
                                                Vice President and Chief
                                                Financial Officer

Date: October 2, 2003



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                                  EXHIBIT INDEX




         Exhibit Number                           Description
         --------------                           -----------


              99.1 Press release of Community Shores Bank Corporation reporting a change in the organizational structure of its bank subsidiary.